SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported):

                                 April 14, 2000
                 ----------------------------------------------------

                          THE RANDERS KILLAM GROUP INC.
             (Exact name of Registrant as specified in its charter)


Delaware                             0-18095             38-2788025
(State or other jurisdiction of      (Commission         (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)


27 Bleeker Street
Milburn, New Jersey                                                      07041
(Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number including area code: (781) 622-1000

                                                                       FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

Item 2.  Disposition of Assets

      On April 14, 2000, BAC Killam, Inc. (the "Business"), an indirect wholly owned subsidiary of The Randers Killam Group Inc. (the "Company"), sold all of its assets to Hatch Mott McDonald, Inc. (the "Buyer"). The BAC Killam, Inc. subsidiary provides both private and public sector clients with a broad range of consulting services that address transportation planning and design.

      The assets sold in the transaction include all tangible personal property of the Business located at the Business's Buffalo, New York; Queensboro, New York; and Milburn, New Jersey, offices, as well as all rights under certain ongoing consulting contracts, and the rights to "Bettigole Andrews and Clark" and "NH Bettigole" names used by the Business. The Buyer assumed all liabilities and obligations under the assumed contracts that arise after the closing and all liabilities and obligations relating to certain real property leases.

      The purchase price for the assets was $3 million of which approximately $1.4 million was paid in cash at the closing and of which the balance represents accounts receivable of the Business that will be collected by the Buyer and be paid to the Company upon collection (less a five percent collection fee). The purchase price of the assets was determined by the parties in arms-length negotiations.

                                                            FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of BAC Killam had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of BAC Killam been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                                     FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                    The Randers          Less:    Pro Forma
                                                   Killam Group    BAC Killam   Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                            $ 80,773       $12,158       $     -       $ 68,615
                                                       --------       -------       -------       --------

   Costs and Operating Expenses:
    Cost of revenues                                     61,754        10,474             -         51,280
    Selling, general, and administrative expenses        13,816         2,890             -         10,926
                                                       --------       -------       -------       --------

                                                         75,570        13,364             -         62,206
                                                       --------       -------       -------       --------

   Operating Income (Loss)                                5,203        (1,206)            -          6,409

   Interest Income                                          652             9            75            718
   Interest Expense                                        (155)            -             -           (155)
                                                       --------       -------       -------       --------

   Income (Loss) Before Income Tax Provision              5,700        (1,197)           75          6,972
   Income Tax Provision (Benefit)                         2,732          (440)           26          3,198
                                                       --------       -------       -------       --------

   Net Income (Loss)                                   $  2,968       $  (757)      $    49       $  3,774
                                                       ========       =======       =======       ========

   Basic and Diluted Earnings per Share                $    .12                                   $    .15
                                                       ========                                   ========

   Weighted Average Shares:
    Basic                                                25,429                                     25,429
                                                       ========                                   ========

    Diluted                                              25,452                                     25,452
                                                       ========                                   ========





                                       4

                                                                  FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)

                                                    The Randers          Less:    Pro Forma
                                                   Killam Group    BAC Killam   Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                            $ 52,209       $ 8,598       $     -       $ 43,611
                                                       --------       -------       -------       --------

   Costs and Operating Expenses:
    Cost of revenues                                     38,417         6,679             -         31,738
    Selling, general, and administrative expenses         9,172         1,368             -          7,804
    Restructuring costs                                  17,939         9,569             -          8,370
                                                       --------       -------       -------       --------

                                                         65,528        17,616             -         47,912
                                                       --------       -------       -------       --------

   Operating Loss                                       (13,319)       (9,018)            -         (4,301)

   Interest Income                                          708             3            58            763
   Interest Expense                                         (95)            -             -            (95)
                                                       --------       -------       --------      --------

   Loss Before Income Tax Provision                     (12,706)       (9,015)           58         (3,633)
   Income Tax Provision (Benefit)                           291          (443)           20            754
                                                       --------       -------       -------       --------

   Net Loss                                            $(12,997)      $(8,572)      $    38       $ (4,387)
                                                       ========       =======       =======       ========

   Basic and Diluted Loss per Share                    $   (.51)                                  $   (.17)
                                                       ========                                   ========

   Basic and Diluted Weighted Average Shares             25,432                                     25,432
                                                       ========                                   ========



                                       5


                                                                      FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)

                                                    The Randers          Less:     Pro Forma
                                                   Killam Group     BAC Killam   Adjustments      Pro Forma
                                                                        (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                           $ 2,084       $    200       $ 1,374       $  3,258
    Advance to affiliate                                 19,030              -             -         19,030
    Accounts receivable, net                             11,309          1,598             -          9,711
    Unbilled contract costs and fees                      7,842          1,091             -          6,751
    Prepaid taxes and deferred tax asset                  1,550              -             -          1,550
    Prepaid expenses                                        242              9             -            233
                                                        -------       --------       -------       --------

                                                         42,057          2,898         1,374         40,533
                                                        -------       --------       -------       --------

   Property, Plant, and Equipment, at Cost, Net           9,756            443             -          9,313
                                                        -------       --------       -------       --------

   Other Assets                                           1,930              -             -          1,930
                                                        -------       --------       -------       --------

   Cost in Excess of Net Assets of Acquired Companies    31,195              -             -         31,195
                                                        -------       --------       -------       --------

                                                        $84,938       $  3,341       $ 1,374       $ 82,971
                                                        =======       ========       =======       ========



                                       6

                                                                  FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)

                                                    The Randers          Less:    Pro Forma
                                                   Killam Group    BAC Killam   Adjustments      Pro Forma
                                                                       (In thousands)

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Current maturities of long-term obligations        $     82       $     -       $     -       $     82
    Accounts payable                                      3,617             -             -          3,617
    Accrued payroll and employee benefits                 2,506             -             -          2,506
    Accrued income taxes                                  1,953             -             -          1,953
    Accrued restructuring costs                           2,484             -             -          2,484
    Other accrued expenses                                1,356             -           100          1,456
    Due to parent company and affiliated companies          119             -             -            119
                                                       --------       -------       -------       --------

                                                         12,117             -           100         12,217
                                                       --------       -------       -------       --------

Deferred Income Taxes                                       997             -             -            997
                                                       --------       -------       -------       --------

Other Deferred Items                                      1,097             -             -          1,097
                                                       --------       -------       -------       --------

Long-term Obligations                                       694             -             -            694
                                                       --------       -------       -------       --------

Shareholders' Investment:
    Common stock                                              3             -             -              3
    Capital in excess of par value                       79,395             -             -         79,395
    Accumulated deficit                                  (9,365)            -        (2,067)       (11,432)
    Parent company investment                                 -         3,341         3,341              -
                                                       --------       -------       -------       --------

                                                         70,033         3,341         1,274         67,966
                                                       --------       -------       -------       --------

                                                       $ 84,938       $ 3,341       $ 1,374       $ 82,971
                                                       ========       =======       =======       ========

                                                                      FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands except in text)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999         January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $1,374,000                             $(75)                $(58)
 of cash paid to the Company by the acquirer for BAC
 Killam, calculated using the 30-day Commercial Paper Composite Rate plus 50 basis points, or 5.46% in fiscal 1999 and 5.58% in the first nine months of
 fiscal 2000                                                                     ----                 ----

Income Tax Provision
Increase in the income tax provision as a result of                              $ 26                 $ 20
 an increase in interest income calculated at the
 federal income tax rate of 34%                                                  ----                 ----


Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet
(In thousands)

                                                                                           January 1, 2000

                                                                                 Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of assets of BAC Killam                                                     $ 1,374
                                                                                                   -------

Other Accrued Expenses
Estimated accrued transaction costs, including legal fees and other costs for BAC Killam           $  (100)
                                                                                                   -------

Shareholders' Investment
Elimination of BAC Killam's equity account and excess                                              $(1,274)
 of parent company investment in BAC Killam over
 proceeds from sale                                                                                -------




                                                                     FORM 8-K

                          THE RANDERS KILLAM GROUP INC.
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

       2.1Asset Purchase Agreement by and among BAC Killam, Inc. and The Randers
          Killam Group Inc. (as Sellers) and Hatch Mott McDonald, Inc. (as Buyer), dated as of March 31, 2000. Exhibits to the Agreement have been omitted from the copy of the Agreement filed herewith. Copies of such exhibits will be furnished supplementally to the Commission upon request to the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 28th day of April 2000.

                                 THE RANDERS KILLAM GROUP INC.



                                 /s/ Theo Melas-Kyriazi
                                 Theo Melas-Kyriazi
                                 Vice President and Chief Financial Officer
                                 (Principal Financial and Accounting Officer)